SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

Commission File Number: 1-5273-1

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Sterling Bancorp

(Exact name of registrant as specified in charter)

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New York	13-2565216
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 757-3300

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 19, 2009, the Audit Committee of the Board of Directors of Sterling Bancorp determined that it would be in the best interests of Sterling Bancorp and its subsidiaries (the “Company”) not to engage KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 or any quarterly periods therein. KPMG was notified of this action on March 23, 2009.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG’s reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 referred to the Company’s adoption, in 2006, of SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2008, and the subsequent interim period through March 23, 2009, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in their reports or financial statements for such years, or (b) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission indicating whether or not it agrees with such disclosures. A copy of KPMG’s letter dated March 27, 2009 is attached hereto as exhibit 16.1.

On March 27, 2009, the Company engaged Crowe Horwath LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2009, effective as of March 27, 2009. During the two years ended December 31, 2008, and the subsequent interim period through March 27, 2009, the Company did not consult with Crowe Horwath LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.	The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sterling Bancorp (Registrant)

Date: March 27, 2009	By:	/s/ John W. Tietjen
	Name:	John W. Tietjen
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number

16.1	KPMG Letter, dated March 27, 2009.